UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  May 7, 2014

GLOBAL GREEN, INC.
(Exact name of registrant as specified in its charter)

FLORIDA (State or jurisdiction of incorporation or organization)	333-174853 (Commission File Number)	20-1515998 (I.R.S. Employer Identification No.)

2820 REMINGTON GREEN CIRCLE, TALLAHASSEE, FLORIDA 32308
 (Address of Principal Executive Offices) (Zip Code)

(850) 597-7906
Registrant's telephone number, including area code

 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 7 - REGULATION FD

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On May 7, 2014, the Company issued a press release.  The text of the press release is attached hereto as Exhibit 99.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.
Exhibit No.	Description
99	Press Release dated May 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GLOBAL GREEN, INC.

By: /s/ Mehran P. Ghazvini
Dr. Mehran P. Ghazvini, DC,
Chief Executive Officer

Date:  May 7, 2014